Goodwill	12 Months Ended
Jun. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 12 – Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred.

	June 30, 2021	June 30, 2020

Goodwill generated from Granville acquisition (note 4)	$1,864,053	$1,864,053

The Company performs annual goodwill impairment analysis as of June 30, 2021 with the assistance of independent valuation expert and concludes there was no impairment as of June 30, 2021 as our fair value exceeds the carrying value. The fair values is determined by income approach where projected future cash flows discounted at rates commensurate with the risks involved, (“Discounted Cash Flow” or “DCF” of the income approach). Assumptions used in a DCF analysis require the exercise of significant judgment, including judgment about appropriate discount rates and terminal values, growth rates, and the amount and timing of expected future cash flows.